UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07866
                                  -----------

                     TEMPLETON EMERGING MARKETS INCOME FUND
                   ----------------------------------------------
               (Exact name of registrant as specified in charter)

       500 EAST BROWARD BLVD., SUITE 2100, FORT LAUDERDALE, FL 33394-3091
      -------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
         -----------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (954) 527-7500
                                                          ----------------
Date of fiscal year end: 8/31
                        ------

Date of reporting period:  2/28/09
                          ---------

ITEM 1. REPORTS TO STOCKHOLDERS.

FEBRUARY 28, 2009                                                      (GRAPHIC)

SEMIANNUAL REPORT

                                                                    FIXED INCOME

                           TEMPLETON EMERGING MARKETS
                                   INCOME FUND

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      Franklin - TEMPLETON - Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and
                            staying true to the unique investment disciplines
                            that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin,
                            Templeton and Mutual Series funds typically have
                            distinct portfolios. That's why our funds can be
                            used to build truly diversified allocation plans
                            covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional
                            risk-adjusted returns over the long term, as well as
                            the reliable, accurate and personal service that has
                            helped us become one of the most trusted names in
                            financial services.

 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                   (GRAPHIC)

Not part of the semiannual report

Contents

SEMIANNUAL REPORT

Templeton Emerging Markets Income Fund .............    1
Performance Summary ................................    7
Important Notice to Shareholders ...................    8
Financial Highlights and Statement of Investments ..    9
Financial Statements ...............................   14
Notes to Financial Statements ......................   17
Shareholder Information ............................   26

Semiannual Report

Templeton Emerging Markets Income Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Templeton Emerging Markets Income Fund seeks high, current income, with a secondary goal of capital appreciation, by investing, under normal market conditions, at least 80% of its total net assets in income-producing securities of sovereign or sovereign-related entities and private sector companies in emerging market countries.

GEOGRAPHIC BREAKDOWN*
Based on Total Net Assets as of 2/28/09

                                  (BAR CHART)

Americas                36.9%
Asia Pacific            25.8%
Other Europe            13.0%
Middle East & Africa    10.0%
Supranationals**         3.8%
EMU***                   1.9%
Other Net Assets         8.6%

* The Geographic Breakdown is a snapshot of the Fund on 2/28/09 and may not reflect ongoing repositioning or reinvestment of cash in the Fund.

**   The Fund's supranational investment was denominated in the Mexican peso.

***  The Fund's EMU investments were in Germany, France and Austria.

Dear Shareholder:

This semiannual report for Templeton Emerging Markets Income Fund covers the period ended February 28, 2009.

PERFORMANCE OVERVIEW

For the six months under review, Templeton Emerging Markets Income Fund had cumulative total returns of -34.93% based on market price and -19.88% based on net asset value. The Fund underperformed the J.P. Morgan (JPM) Emerging Markets Bond Index Global (EMBIG), which had a -12.75% cumulative total return in U.S. dollar terms for the same period.(1) You can find the Fund's long-term performance data in the Performance Summary on page 7.

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The JPM EMBIG tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Country and regional bond market returns are based on subindexes of the JPM EMBIG. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 10.


                              Semiannual Report | 1

CURRENCY BREAKDOWN
2/28/09

                       % OF TOTAL
                       NET ASSETS
                       ----------
AMERICAS                  84.6%
U.S. Dollar               68.6%
Brazilian Real            13.1%
Mexican Peso               2.6%
Peruvian Nuevo Sol         0.3%
ASIA PACIFIC              13.4%
Indonesian Rupiah         10.5%
Kazakhstani Tenge          1.0%
South Korean Won           1.0%
Malaysian Ringgit          0.9%
MIDDLE EAST & AFRICA       2.2%
Egyptian Pound             2.2%
EUROPE*                   -0.2%
Polish Zloty               0.8%
Euro*                     -1.0%

* Holding is a negative percentage because of the Fund's holdings of forward currency exchange contracts.

ECONOMIC AND MARKET OVERVIEW

The period under review encompassed one of the most challenging periods in decades for the global economy and financial markets. The series of economic and financial shocks culminated in a systemic failure of U.S. financial institutions and led to an intensified worldwide financial crisis. Rising uncertainty and risk aversion negatively impacted global capital flows with severe effects for global demand and trade and contributed to a series of bank bailouts in the U.S. and Europe. Global central banks reacted with aggressive interest rate reductions, and in some cases, moved toward unconventional monetary easing measures to increase liquidity by expanding central bank balance sheets.

The commodity price-driven inflation shock from early 2008 unwound as global economic growth and asset prices deteriorated sharply. Lower inflation provided central banks worldwide with significant scope for reducing interest rates. During the period, the U.S. Federal Reserve Board (Fed) cut the federal funds target rate 175 basis points (bps; 100 bps equal one percentage point) to 0.25% and initiated an asset purchase program. While U.S. economic growth slowed in the fourth quarter of 2008 at a -0.8% rate year-over-year, job shedding and business spending retrenchment further weakened economic activity into 2009. The unemployment rate rose from 6.2% to 8.1% over the six-month period.(2) Eurozone economic activity weakened even more abruptly than in the U.S., contracting 1.2% year-over-year in fourth quarter 2008, as deleveraging's impact on investment activity contributed to a deepening recession.(3) The European Central Bank cut interest rates 225 bps to 2.00% in the six-month period and significantly stepped up liquidity operations to aid the banking sector. In Asia, the Bank of Japan cut interest rates 40 bps to 0.10%, and the central bank of China cut 216 bps to 5.31%. Although Asia's economic growth slowed during the period, hampered by declining global trade, it was notably less severe than in the U.S. or Europe. For instance, China registered 6.8% economic growth year-over-year in the fourth quarter of 2008.(4) The world's largest economies also complemented central bank measures with large fiscal stimulus packages to address the crisis. In particular, China proposed fiscal measures for the next two years worth about 12% of 2009 gross domestic product to cushion the declines in investment activity and labor demand.(5)

(2.)   Source: Bureau of Labor Statistics.

(3.)   Source: Eurostat.

(4.)   Source: National Bureau of Statistics (China).

(5.)   Source: International Monetary Fund.


                             2 | Semiannual Report

INVESTMENT STRATEGY

We invest selectively in bonds around the world to generate income for the Fund, seeking opportunities while monitoring changes in interest rates, currency exchange rates and credit risk.

MANAGER'S DISCUSSION

During this period of heightened risk aversion, global capital flows retrenched and negatively impacted emerging market assets. U.S. dollar-denominated emerging market debt had a six-month total return of -12.75% as measured by the JPM EMBIG.(1) Sovereign interest rate spreads rose from 323 bps at the beginning of the reporting period to 672 bps by period-end, as emerging market credit yields climbed sharply while the U.S. Treasury yield curve shifted downward due to Fed rate cuts.(1) Emerging market local debt markets were also adversely affected. The JPM Global Bond Index - Emerging Markets (GBI-EM) had a -23.23% total return in U.S. dollar terms during the reporting period.(6)

The Fund sought to use market volatility to build positions in high-quality, emerging market sovereign and corporate credit where we believed default risk offered value or in local bond markets where increased uncertainty and forced selling pushed valuations out of line with fundamentals. Emerging market governments broadly used the economic growth cycle of the past few years to reduce sovereign debt burdens, improve fiscal positions, move to floating exchange rates and build foreign exchange reserves. As a result, they entered the current financial crisis with relatively strong credit positions. The emerging market private sector, however, broadly used this same period to increase exposure to external debt. With the sharp global growth slowdown in the second half of 2008, investor focus returned to emerging markets' ability to roll over private external debt and fund current account deficits amid global deleveraging. We believed this investor focus on private sector debt presented the Fund with an opportunity in sovereign credit given improvement in the asset class's fundamentals over the past few years against the broad-based sovereign credit spread widening to the highest level since early 2003.

WHAT IS A CURRENT ACCOUNT?

A current account is that part of the balance of payments where all of one country's international transactions in goods and services are recorded.

WHAT IS BALANCE OF PAYMENTS?

Balance of payments is a record of all of a country's exports and imports of goods and services, borrowing and lending with the rest of the world during a particular time period. It helps a country evaluate its competitive strengths and weaknesses and forecast the strength of its currency.

(6.) Source: (C) 2009 Morningstar. The JPM GBI-EM tracks total returns for liquid, fixed-rate, local currency emerging market government bonds.


                             Semiannual Report | 3

LATIN AMERICA

After previously showing some resilience to the global crisis, Latin America's economic growth slowed sharply during the period under review. Exposure to local Latin American bond markets remained attractive to us given our assessment of prospects for interest rate reductions, particularly in view of the region's economic link to the U.S. and weaker external demand stemming from lower commodity prices. During the period, the Fund benefited from its Mexican and Chilean interest rate exposures as these countries' central banks cut interest rates 75 bps and 300 bps to 7.50% and 4.75%. The Fund's Mexican bond exposure was largely hedged from the Mexican peso's 31.79% depreciation against the U.S. dollar. (7) After signficant weakening in the exchange rate, we began to unwind the currency hedge later in the reporting period, although we were exposed to some currency weakness in the process. Brazil only began reducing interest rates during the period, cutting 25 bps to 12.75%. However, our Brazilian real exposure detracted from Fund performance as the currency fell 31.25% against the U.S. dollar.(7) We preferred local bond market exposure over sovereign bond exposure in Brazil and Mexico. Relative to the JPM EMBIG, however, our lack of exposure to these sovereign bond markets detracted from performance. Over the period, Brazil and Mexico had returns of -3.75% and -6.71%, compared with the broader JPM EMBIG's return of -12.75%.(1) Conversely, the Fund's overweighted Peruvian sovereign bond exposure benefited relative performance as Peru had a -4.45% return.(1)

EUROPE-MIDDLE EAST-AFRICA (EMEA)

Central and eastern Europe came under increased pressure during the reporting period given contagion effects and pressures on the balance of payments, domestic banking sectors and private sector balance sheets. Several countries including Hungary, Ukraine and Latvia secured balance of payment financing with the International Monetary Fund (IMF) or the European Union. Although some of these eastern European countries' economic and policy challenges were quite large, not all countries in the region faced the same degree of vulnerability. We increased our country exposure to Russia over the period given our opinion that market pricing of default risk was inconsistent with our analysis of fundamentals. However, the Fund held an underweighted position relative to the JPM EMBIG, benefiting relative performance as Russian debt had a -17.64% return during the period.(1) Although credit rating agency Standard & Poor's downgraded Russia's sovereign credit rating one notch to BBB (while Moody's Investors Service, another credit rating agency, left its

(7.) Source: Exshare (via Compustat via Factset).


                             4 | Semiannual Report
rating assessment unchanged at Baa1), Russia had accumulated significant reserves to help cushion the shock of the current crisis.(8) Our Ukraine sovereign debt exposure detracted from relative Fund performance as Ukraine had a -56.20% return.1 Although sovereign debt-service levels remained very small relative to reserves, the severe economic downturn and private sector dollarization weighed on performance. Additionally, the Fund's overweighted Iraq exposure detracted from relative performance as the sovereign credit had a -35.64% return.(1) The Fund benefited from its Egyptian exposure, our primary local bond market exposure in the EMEA region.

ASIA

Asian economic growth slowed, but less so than in the U.S. or Europe. We believed that Asia's more limited financial and economic vulnerabilities could support the region's asset performance over the medium term. The region has demonstrated its ability to generate positive current account surpluses despite declining exports. Additionally, Asian corporate and banking systems were less leveraged going into this crisis, partly a legacy of the late 1990s' financial crisis.

The Fund held Indonesian local bond market exposure, which detracted from performance as financial market contagion weakened Indonesian assets. Long-term bond yields rose 139 bps over the period to 13.59%, and the Indonesian rupiah fell 23.62% against the U.S. dollar.(7) Although economic growth moderated in the fourth quarter, it remained positive, and lower inflation allowed the country's central bank to reduce interest rates 75 bps to 8.25%. During the period, Indonesia was one of few emerging market countries able to access international capital markets to help finance its budget deficit. Among sovereign bonds, the Fund held a meaningful position in the Philippines, but was underweighted relative to the JPM EMBIG. Over the six-month period, the Philippines' sovereign credit had a -2.81% return.(1)



TOP 10 COUNTRIES
2/28/09

                % OF TOTAL
                NET ASSETS
                ----------
Brazil            13.1%
Indonesia         11.0%
Argentina          7.5%
Russia             5.8%
Peru               5.2%
Philippines        4.4%
Iraq               4.4%
Kazakhstan         4.3%
Ukraine            4.3%
Supranational      3.8%

(8.) These do not indicate ratings of the Fund.


                             Semiannual Report | 5

Thank you for your continued participation in Templeton Emerging Markets Income Fund. We look forward to serving your future investment needs.

Sincerely,

(PHOTO OF MICHAEL HASENSTAB)


/s/ Michael Hasenstab

Michael Hasenstab, Ph.D.
Portfolio Manager
Templeton Emerging Markets Income Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             6 | Semiannual Report

Performance Summary as of 2/28/09

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

SYMBOL: TEI                                CHANGE   2/28/09   8/31/08
-----------                                ------   -------   -------
Net Asset Value (NAV)                      -$3.80   -$10.65    $14.45
Market Price (NYSE)                        -$5.84    $ 8.37    $14.21
DISTRIBUTIONS (9/1/08-2/28/09)
Dividend Income                  $0.8617
Long-Term Capital Gain           $0.0788
   TOTAL                         $0.9405

PERFORMANCE

                                     6-MONTH   1-YEAR    5-YEAR    10-YEAR
                                     -------   ------    ------    -------
Cumulative Total Return(1)
   Based on change in NAV(2)         -19.88%   -20.91%   +21.80%   +148.07%
   Based on change in market
      price(3)                       -34.93%   -33.02%    -1.29%   +137.58%
Average Annual Total Return(1)
   Based on change in NAV(2)         -19.88%   -20.91%    +4.02%     +9.51%
   Based on change in market
      price(3)                       -34.93%   -33.02%    -0.26%     +9.04%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

ENDNOTES

CHANGES IN INTEREST RATES WILL AFFECT THE VALUE OF THE FUND'S PORTFOLIO AND ITS SHARE PRICE AND YIELD. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. THE FUND'S USE OF FOREIGN CURRENCY TECHNIQUES INVOLVES SPECIAL RISKS AS SUCH TECHNIQUES MAY NOT ACHIEVE THE ANTICIPATED BENEFITS AND/OR MAY RESULT IN LOSSES TO THE FUND. ALSO, AS A NONDIVERSIFIED INVESTMENT COMPANY, THE FUND MAY INVEST IN A RELATIVELY SMALL NUMBER OF ISSUERS AND, AS A RESULT, BE SUBJECT TO A GREATER RISK OF LOSS WITH RESPECT TO ITS PORTFOLIO SECURITIES.

(1.) Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Six-month return has not been annualized.

(2.) Assumes reinvestment of distributions based on net asset value.

(3.) Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.


                             Semiannual Report | 7

Important Notice to Shareholders

SHARE REPURCHASE PROGRAM

The Fund's Board previously authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase Fund shares, from time to time, in open-market transactions, at the discretion of management. This authorization remains in effect.


                             8 | Semiannual Report

Templeton Emerging Markets Income Fund

FINANCIAL HIGHLIGHTS

                                                          SIX MONTHS ENDED                   YEAR ENDED AUGUST 31,
                                                         FEBRUARY 28, 2009   ----------------------------------------------------
                                                            (UNAUDITED)        2008       2007       2006       2005       2004
                                                         -----------------   --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .................       $  14.45        $  14.76   $  14.63   $  13.75   $  13.23   $  12.53
                                                             --------        --------   --------   --------   --------   --------
Income from investment operations:
   Net investment income(a) ..........................           0.51            1.08       1.00       0.89       0.82       0.84
   Net realized and unrealized gains (losses) ........          (3.37)          (0.05)      0.25       0.90       0.70       0.86
                                                             --------        --------   --------   --------   --------   --------
Total from investment operations .....................          (2.86)           1.03       1.25       1.79       1.52       1.70
                                                             --------        --------   --------   --------   --------   --------
Less distributions from:
   Net investment income and net realized foreign
      currency gains .................................          (0.86)          (1.34)     (1.12)     (0.91)     (1.00)     (1.00)
   Net realized gains ................................          (0.08)             --         --         --         --         --
                                                             --------        --------   --------   --------   --------   --------
Total distributions ..................................          (0.94)          (1.34)     (1.12)     (0.91)     (1.00)     (1.00)
                                                             --------        --------   --------   --------   --------   --------
Net asset value, end of period .......................       $  10.65        $  14.45   $  14.76   $  14.63   $  13.75   $  13.23
                                                             ========        ========   ========   ========   ========   ========
Market value, end of period(b) .......................       $   8.37        $  14.21   $  13.52   $  13.49   $  13.32   $  12.82
                                                             ========        ========   ========   ========   ========   ========
Total return (based on market value per share)(c) ....         (34.93)%         15.84%      8.39%      8.71%     11.74%     11.48%
RATIOS TO AVERAGE NET ASSETS(d)
Expenses(e) ..........................................           1.23%           1.19%      1.17%      1.22%      1.21%      1.24%
Net investment income ................................           9.04%           7.30%      6.63%      6.29%      5.97%      6.46%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ....................       $504,309        $684,152   $698,702   $692,469   $650,806   $624,112
Portfolio turnover rate ..............................          14.08%          25.04%     36.26%     23.68%     53.16%     68.25%

(a)  Based on average daily shares outstanding.

(b)  Based on the last sale on the New York Stock Exchange.

(c)  Total return is not annualized for periods less than one year.

(d)  Ratios are annualized for periods less than one year.

(e)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 9

Templeton Emerging Markets Income Fund

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2009 (UNAUDITED)

                                                                                   PRINCIPAL
                                                                                    AMOUNT(a)                VALUE
                                                                                ---------------          -------------
       BONDS 86.4%
       ARGENTINA 7.5%
(b, c) Government of Argentina, senior bond, FRN, 1.683%, 8/03/12 ...........       140,605,000          $ 38,016,978
                                                                                                         ------------
       BOSNIA & HERZEGOVINA 0.8%
(b)    Government of Bosnia & Herzegovina, FRN, 3.029%, 12/11/17 ............         6,502,937    EUR      4,241,860
                                                                                                         ------------
       BRAZIL 13.1%
       Nota Do Tesouro Nacional,
          10.082%, 1/01/12 ..................................................            64,080(d) BRL     25,793,316
          10.082%, 1/01/14 ..................................................            20,000(d) BRL      7,625,254
          10.082%, 1/01/17 ..................................................            46,400(d) BRL     16,806,897
(e)       Index Linked, 6.00%, 5/15/15 ......................................             5,600(d) BRL      3,981,337
(e)       Index Linked, 6.00%, 5/15/45 ......................................            17,820(d) BRL     11,833,176
                                                                                                         ------------
                                                                                                           66,039,980
                                                                                                         ------------
       COLOMBIA 1.1%
       Government of Colombia, 11.75%, 2/25/20 ..............................         4,255,000             5,329,175
                                                                                                         ------------
       EL SALVADOR 0.4%
(f)    Government of El Salvador, 144A, 7.65%, 6/15/35 ......................         2,650,000             1,894,750
                                                                                                         ------------
       FIJI 1.9%
       Republic of Fiji, 6.875%, 9/13/11 ....................................        12,360,000             9,565,614
                                                                                                         ------------
       GEORGIA 0.8%
       Government of Georgia, 7.50%, 4/15/13 ................................         6,950,000             4,222,125
                                                                                                         ------------
       GHANA 0.7%
(g)    Government of Ghana, Reg S, 8.50%, 10/04/17 ..........................         5,300,000             3,471,500
                                                                                                         ------------
       HUNGARY 0.4%
       Government of Hungary,
          3.50%, 7/18/16 ....................................................           130,000    EUR        126,576
          4.375%, 7/04/17 ...................................................           340,000    EUR        344,192
          5.75%, 6/11/18 ....................................................           885,000    EUR        982,169
          senior note, 3.875%, 2/24/20 ......................................           420,000    EUR        383,036
                                                                                                         ------------
                                                                                                            1,835,973
                                                                                                         ------------
       INDIA 1.5%
(f)    ICICI Bank Ltd.,
          144A, 6.625%, 10/03/12 ............................................         6,625,000             5,574,937
(b)    sub. bond, 144A, FRN, 6.375%, 4/30/22 ................................         4,100,000             2,227,551
                                                                                                         ------------
                                                                                                            7,802,488
                                                                                                         ------------
       INDONESIA 11.0%
       Government of Indonesia,
          11.00%, 10/15/14 ..................................................   120,832,000,000    IDR      9,203,604
          10.00%, 7/15/17 ...................................................    18,800,000,000    IDR      1,278,966
          FR19, 14.25%, 6/15/13 .............................................   169,282,000,000    IDR     14,801,578
          FR20, 14.275%, 12/15/13 ...........................................   166,215,000,000    IDR     14,602,786
          FR31, 11.00%, 11/15/20 ............................................   132,050,000,000    IDR      9,038,479
          FR36, 11.50%, 9/15/19 .............................................    40,000,000,000    IDR      2,871,452


                             10 | Semiannual Report

Templeton Emerging Markets Income Fund

                                                                                   PRINCIPAL
                                                                                    AMOUNT(a)                VALUE
                                                                                ---------------          -------------
       BONDS (CONTINUED)
       INDONESIA (CONTINUED)
       Government of Indonesia, (continued)
          FR46, 9.50%, 7/15/23 ..............................................     3,200,000,000    IDR   $    188,982
          FR47, 10.00%, 2/15/28 .............................................    12,210,000,000    IDR        723,630
          FR48, 9.00%, 9/15/18 ..............................................     5,450,000,000    IDR        340,057
(f, h) senior note, 144A, 11.625%, 3/04/19 ..................................         2,550,000             2,531,538
                                                                                                         ------------
                                                                                                           55,581,072
                                                                                                         ------------
       IRAQ 4.4%
       Government of Iraq,
(f)       144A, 5.80%, 1/15/28 ..............................................        46,495,000            21,852,650
(g)       Reg S, 5.80%, 1/15/28 .............................................           555,000               260,850
                                                                                                         ------------
                                                                                                           22,113,500
                                                                                                         ------------
       KAZAKHSTAN 4.3%
       HSBK (Europe) BV,
(f)       144A, 7.25%, 5/03/17 ..............................................         4,305,000             1,528,275
(g)       Reg S, 7.25%, 5/03/17 .............................................        21,730,000             8,472,092
(f)    Kazmunaigaz Finance Sub BV, 144A, 9.125%, 7/02/18 ....................        19,200,000            11,808,000
                                                                                                         ------------
                                                                                                           21,808,367
                                                                                                         ------------
       MEXICO 3.4%
       Government of Mexico, M 20, 7.50%, 6/03/27 ...........................         2,978,000(i) MXN     17,267,806
                                                                                                         ------------
       NETHERLANDS 1.9%
       Rabobank Nederland, senior note, 8.75%, 1/24/17 ......................       157,900,000    MXN      9,748,699
                                                                                                         ------------
       PAKISTAN 1.2%
(f)    Government of Pakistan, 144A, 6.875%, 6/01/17 ........................        15,000,000             6,187,500
                                                                                                         ------------
       PANAMA 1.2%
       Government of Panama, 6.70%, 1/26/36 .................................         6,639,000             5,858,917
                                                                                                         ------------
       PERU 5.2%
       Government of Peru,
          7.35%, 7/21/25 ....................................................         9,420,000             9,531,627
          8.75%, 11/21/33 ...................................................        12,550,000            14,369,750
(f)    Peru Enhanced Pass-Through Finance Ltd., senior secured bond,
          A-1, 144A, zero cpn., 5/31/18 .....................................         4,615,365             2,400,921
                                                                                                         ------------
                                                                                                           26,302,298
                                                                                                         ------------
       PHILIPPINES 4.4%
       Government of the Philippines,
          9.00%, 2/15/13 ....................................................        16,460,000            18,327,113
(g)    Reg S, 8.75%, 10/07/16 ...............................................         3,750,000             4,106,250
                                                                                                         ------------
                                                                                                           22,433,363
                                                                                                         ------------
       POLAND 0.8%
       Government of Poland, 6.25%, 10/24/15 ................................        15,380,000    PLN      4,283,328
                                                                                                         ------------


                             Semiannual Report | 11

Templeton Emerging Markets Income Fund

                                                                                   PRINCIPAL
                                                                                    AMOUNT(a)                VALUE
                                                                                ---------------          -------------
       BONDS (CONTINUED)
       RUSSIA 5.8%
(g)    Alfa MTN Markets Ltd. for ABH Financial Ltd., Reg S, 8.20%, 6/25/12 ..         1,575,000          $  1,063,125
(g)    Gaz Capital SA, senior bond, Reg S, 8.146%, 4/11/18 ..................         6,000,000             4,440,000
(f)    Gazprom, secured note, 144A, 7.51%, 7/31/13 ..........................         4,550,000             3,731,000
       LUKOIL International Finance BV,
(f)       144A, 6.356%, 6/07/17 .............................................           890,000               654,150
(f)       144A, 6.656%, 6/07/22 .............................................         4,540,000             3,143,950
(g)       Reg S, 6.356%, 6/07/17 ............................................         2,300,000             1,725,000
(g)       Reg S, 6.656%, 6/07/22 ............................................         3,970,000             2,775,410
       VTB Capital (VNESHTORGBK), 6.315% to 2/04/10, 7.815% thereafter,
          2/04/15 ...........................................................        17,000,000            10,184,360
(f)    VTB Capital SA, senior note, 144A, 6.25%, 6/30/35 ....................         2,400,000             1,428,000
                                                                                                         ------------
                                                                                                           29,144,995
                                                                                                         ------------
       SOUTH AFRICA 2.0%
(b, f) Edcon Holdings, 144A, FRN, 8.829%, 6/15/15 ...........................         1,200,000    EUR        349,582
(b, g) Edcon Proprietary Ltd., senior secured note, Reg S, FRN, 6.579%,
          6/15/14 ...........................................................         2,100,000    EUR        997,448
       Government of South Africa,
          4.50%, 4/05/16 ....................................................         4,000,000    EUR      4,175,451
          senior note, 5.875%, 5/30/22 ......................................         5,000,000             4,350,000
                                                                                                         ------------
                                                                                                            9,872,481
                                                                                                         ------------
       SOUTH KOREA 1.0%
       Korea Treasury Bond,
          0475-1203, 4.75%, 3/10/12 .........................................     2,255,000,000    KRW      1,496,167
          0525-2703, 5.25%, 3/10/27 .........................................     5,148,000,000    KRW      3,314,697
                                                                                                         ------------
                                                                                                            4,810,864
                                                                                                         ------------
(j)    SUPRANATIONAL 3.8%
       Inter-American Development Bank, senior note, 7.50%, 12/05/24 ........       355,000,000    MXN     19,024,224
                                                                                                         ------------
       UKRAINE 4.3%
(f)    City of Kiev, 144A, 8.625%, 7/15/11 ..................................        22,400,000             8,064,000
(f)    Government of the Ukraine, 144A,
          7.65%, 6/11/13 ....................................................        11,948,000             4,779,200
(b)    FRN, 5.151%, 8/05/09 .................................................        11,660,000             8,774,150
                                                                                                         ------------
                                                                                                           21,617,350
                                                                                                         ------------
       UNITED ARAB EMIRATES 0.8%
(f)    DP World Ltd., 144A, 6.85%, 7/02/37 ..................................         8,080,000             3,999,600
                                                                                                         ------------
       UNITED STATES 2.0%
       General Electric Capital Corp., senior note, A, 8.50%, 4/06/18 .......       185,000,000    MXN      9,833,389
                                                                                                         ------------
       VENEZUELA 0.3%
       Government of Venezuela,
          10.75%, 9/19/13 ...................................................         1,295,000               900,025
(g)       senior bond, Reg S, 5.375%, 8/07/10 ...............................           870,000               741,675
                                                                                                         ------------
                                                                                                            1,641,700
                                                                                                         ------------


                             12 | Semiannual Report

Templeton Emerging Markets Income Fund

                                                                                   PRINCIPAL
                                                                                    AMOUNT(a)             VALUE
                                                                                ---------------       ------------
       BONDS (CONTINUED)
       VIETNAM 0.4%
       Government of Vietnam,
(b)    FRN, 3.938%, 3/12/16 .................................................         1,070,870       $    798,462
(g)    Reg S, 6.875%, 1/15/16 ...............................................         1,405,000          1,227,033
                                                                                                      ------------
                                                                                                         2,025,495
                                                                                                      ------------
       TOTAL BONDS (COST $608,937,802) ......................................                          435,975,391
                                                                                                      ------------
       SHORT TERM INVESTMENTS 5.0%
       FOREIGN GOVERNMENT AND AGENCY SECURITIES 2.2%
       EGYPT 2.2%
(k)    Egypt Treasury Bill, 7/07/09 .........................................        32,375,000 EGP      5,601,083
(k)    Egypt Treasury Bills, 3/03/09 - 9/22/09 ..............................        31,500,000 EGP      5,508,669
                                                                                                      ------------
       TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES (COST $11,520,527) ....                           11,109,752
                                                                                                      ------------
       TOTAL INVESTMENTS BEFORE MONEY MARKET FUNDS (COST $620,458,329) ......                          447,085,143
                                                                                                      ------------

                                                                                     SHARES
                                                                                ---------------
       MONEY MARKET FUNDS (COST $13,990,352) 2.8%
       UNITED STATES 2.8%
(l)    Franklin Institutional Fiduciary Trust Money Market Portfolio,
          0.25% .............................................................        13,990,352     13,990,352
                                                                                                  ------------
       TOTAL INVESTMENTS (COST $634,448,681) 91.4% ..........................                      461,075,495
       NET UNREALIZED APPRECIATION ON FORWARD EXCHANGE CONTRACTS 5.2% .......                       26,010,951
       OTHER ASSETS, LESS LIABILITIES 3.4% ..................................                       17,222,411
                                                                                                  ------------
       NET ASSETS 100.0% ....................................................                     $504,308,857
                                                                                                  ============

See Abbreviations on page 25.

(a)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(b)  The coupon rate shown represents the rate at period end.

(c) The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

(d)  Principal amount is stated in 1,000 Brazilian Real units.

(e)  Redemption price at maturity is adjusted for inflation. See Note 1(g).

(f) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At February 28, 2009, the aggregate value of these securities was $90,929,754, representing 18.03% of net assets.

(g) Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At February 28, 2009, the aggregate value of these securities was $29,280,383, representing 5.81% of net assets.

(h)  Security purchased on a delayed delivery basis. See Note 1(c).

(i)  Principal amount is stated in 100 Mexican Peso Units.

(j) A supranational organization is an entity formed by two or more central governments through international treaties.

(k)  The security is traded on a discount basis with no stated coupon rate.

(l) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

  The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 13

Templeton Emerging Markets Income Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2009 (unaudited)

Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ..................................   $ 620,458,329
      Cost - Sweep Money Fund (Note 7) .............................      13,990,352
                                                                       -------------
      Total cost of investments ....................................   $ 634,448,681
                                                                       -------------
      Value - Unaffiliated issuers .................................   $ 447,085,143
      Value - Sweep Money Fund (Note 7) ............................      13,990,352
                                                                       -------------
      Total value of investments ...................................     461,075,495
   Cash on deposit from brokers ....................................       5,490,000
   Foreign currency, at value (cost and $221,110) ..................         219,659
   Receivables:
      Investment securities sold ...................................       5,559,531
      Dividends and interest .......................................       9,655,303
   Unrealized appreciation on forward exchange contracts (Note 8)...      31,075,633
   Unrealized appreciation on swap contracts (Note 9) ..............       5,514,862
                                                                       -------------
         Total assets ..............................................     518,590,483
                                                                       -------------
Liabilities:
   Payables:
      Investment securities purchased ..............................       2,610,417
      Affiliates ...................................................         391,425
   Funds advanced by custodian .....................................         228,383
   Payable due to brokers ..........................................       5,490,000
   Unrealized depreciation on forward exchange contracts (Note 8)...       5,064,682
   Accrued expenses and other liabilities ..........................         496,719
                                                                       -------------
         Total liabilities .........................................      14,281,626
                                                                       -------------
            Net assets, at value ...................................   $ 504,308,857
                                                                       -------------
Net assets consist of:
   Paid-in capital .................................................   $ 661,118,506
   Distributions in excess of net investment income ................      (5,278,345)
   Net unrealized appreciation (depreciation) ......................    (142,131,669)
   Accumulated net realized gain (loss) ............................      (9,399,635)
                                                                       -------------
            Net assets, at value ...................................   $ 504,308,857
                                                                       -------------
Shares outstanding .................................................      47,338,848
                                                                       -------------
Net asset value per share ..........................................   $       10.65
                                                                       -------------

   The accompanying notes are an integral part of these financial statements.


                             14 | Semiannual Report

Templeton Emerging Markets Income Fund

STATEMENT OF OPERATIONS
for the six months ended February 28, 2009 (unaudited)

Investment income:
   Dividends - Sweep Money Fund (Note 7) ...........................   $      88,662
   Interest (net of foreign taxes of $448,962) .....................      27,493,482
                                                                       -------------
         Total investment income ...................................      27,582,144
                                                                       -------------
Expenses:
   Management fees (Note 3a) .......................................       2,257,729
   Administrative fees (Note 3b) ...................................         403,516
   Transfer agent fees .............................................         388,972
   Custodian fees (Note 4) .........................................         127,166
   Reports to shareholders .........................................          35,444
   Registration and filing fees ....................................          18,565
   Professional fees ...............................................          27,073
   Trustees' fees and expenses .....................................          38,791
   Other ...........................................................          11,028
                                                                       -------------
         Total expenses ............................................       3,308,284
         Expense reductions (Note 4) ...............................          (1,347)
                                                                       -------------
            Net expenses ...........................................       3,306,937
                                                                       -------------
               Net investment income ...............................      24,275,207
                                                                       -------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ..................................................     (12,383,181)
      Swap contracts ...............................................         (52,074)
      Foreign currency transactions ................................       2,982,258
                                                                       -------------
      Net realized gain (loss) .....................................      (9,452,997)
                                                                       -------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ..................................................    (175,449,607)
      Translation of other assets and liabilities denominated in
         foreign currencies ........................................      25,306,316
                                                                       -------------
   Net change in unrealized appreciation (depreciation) ............    (150,143,291)
                                                                       -------------
   Net realized and unrealized gain (loss) .........................    (159,596,288)
                                                                       -------------
Net increase (decrease) in net assets resulting from operations ....   $(135,321,081)
                                                                       -------------

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 15

Templeton Emerging Markets Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        SIX MONTHS ENDED
                                                                       FEBRUARY 28, 2009      YEAR ENDED
                                                                          (UNAUDITED)      AUGUST 31, 2008
                                                                       -----------------   ---------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ........................................     $  24,275,207      $ 51,145,837
      Net realized gain (loss) from investments, foreign currency
         transactions and swap contracts ...........................        (9,452,997)       12,925,745
      Net change in unrealized appreciation (depreciation) on
         investments and translation of other assets and liabilities
         denominated in foreign currencies .........................      (150,143,291)      (15,210,844)
                                                                         -------------      ------------
         Net increase (decrease) in net assets resulting from
            operations .............................................      (135,321,081)       48,860,738
                                                                         -------------      ------------
   Distributions to shareholders from:
      Net investment income and net realized foreign currency
         gains .....................................................       (40,791,885)      (63,410,387)
      Net realized gains ...........................................        (3,730,301)               --
                                                                         -------------      ------------
   Total distributions to shareholders .............................       (44,522,186)      (63,410,387)
                                                                         -------------      ------------
         Net increase (decrease) in net assets .....................      (179,843,267)      (14,549,649)
Net assets:
   Beginning of period .............................................       684,152,124       698,701,773
                                                                         -------------      ------------
   End of period ...................................................     $ 504,308,857      $684,152,124
                                                                         -------------      ------------
Undistributed net investment income (distributions in excess of net investment income) included in net assets:
   End of period ...................................................     $  (5,278,345)     $ 11,238,333
                                                                         -------------      ------------

   The accompanying notes are an integral part of these financial statements.


                             16 | Semiannual Report

Templeton Emerging Markets Income Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Emerging Markets Income Fund (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a closed-end investment company.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction


                             Semiannual Report | 17

Templeton Emerging Markets Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION (CONTINUED)

date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITIES PURCHASED ON A DELAYED DELIVERY BASIS

The Fund may purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. These contracts are valued daily by the Fund and the unrealized appreciation or depreciation on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.


                             18 | Semiannual Report

Templeton Emerging Markets Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. FOREIGN CURRENCY CONTRACTS (CONTINUED)

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

E. INTEREST RATE SWAPS

The Fund may enter into interest rate swap contracts to hedge the risk of changes in interest rates. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The interest receivable or payable is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made are recorded as realized gains or losses in the Statement of Operations. Interest rate swaps are marked to market daily based upon quotations from the market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. When the swap contract is terminated early, the fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows. The risks of interest rate swaps include changes in the market conditions and the possible inability of the counterparty to fulfill its obligations under the agreement.

F. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of February 28, 2009, and has determined that no provision for income tax is required in the Fund's financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invest.

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of


                             Semiannual Report | 19

Templeton Emerging Markets Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Inflation-indexed bonds provide an inflation hedge through periodic increases or decreases in the security's interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.

H. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

I. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At February 28, 2009, there were an unlimited number of shares authorized (without par value). During the periods ended August 31, 2008 and February 28, 2008 there were no shares issued; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

The Fund's Board of Trustees previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. This authorization remains in effect. Through February 28, 2009, the Fund had repurchased a total of 610,500 shares. During the periods ended August 31, 2008 and February 28, 2009, there were no shares repurchased.


                             20 | Semiannual Report

Templeton Emerging Markets Income Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                       AFFILIATION
----------                                       -----------
Franklin Advisers, Inc. (Advisers)               Investment manager
Franklin Templeton Services, LLC (FT Services)   Administrative manager

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------
       0.850%         Up to and including $1 billion
       0.830%         Over $1 billion, up to and including $5 billion
       0.810%         Over $5 billion, up to and including $10 billion
       0.790%         Over $10 billion, up to and including $15 billion
       0.770%         Over $15 billion, up to and including $20 billion
       0.750%         In excess of $20 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.15% per year of the average daily net assets of the Fund.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended February 28, 2009, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At February 28, 2009, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ........................   $ 638,468,818
                                               -------------
Unrealized appreciation ....................   $   2,210,590
Unrealized depreciation ....................    (179,603,913)
                                               -------------
Net unrealized appreciation (depreciation)..   $(177,393,323)
                                               -------------


                             Semiannual Report | 21

Templeton Emerging Markets Income Fund

5. INCOME TAXES (CONTINUED)

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, interest rate swaps, bond discounts and premiums, and inflation related adjustments on foreign securities.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, interest rate swaps, and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended February 28, 2009, aggregated $73,768,058 and $71,099,512, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), and open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. FORWARD EXCHANGE CONTRACTS

At February 28, 2009, the Fund had the following forward exchange contracts outstanding:

                                        CONTRACT        SETTLEMENT    UNREALIZED     UNREALIZED
                                        AMOUNT(a)          DATE      APPRECIATION   DEPRECIATION
                                      -----------       ----------   ------------   ------------
CONTRACTS TO BUY
389,804,593   Kazakhstani Tenge ...     3,099,468         4/17/09     $        --     $ (699,424)
100,000,000   Mexican Peso ........     7,183,908         5/07/09              --       (715,090)
  2,249,893   Peruvian Nuevo Sol ..       832,369         5/15/09              --       (149,071)
  2,814,447   Peruvian Nuevo Sol ..     1,040,461         5/19/09              --       (186,146)
  1,752,374   Malaysian Ringgit ...       354,015 EUR     6/16/09          24,067             --
 96,948,564   Mexican Peso ........     6,847,859        12/22/09              --       (825,980)
 40,262,564   Mexican Peso ........     2,853,275        12/23/09              --       (352,771)
 64,556,594   Mexican Peso ........     4,565,239        12/24/09              --       (556,550)
  7,781,929   Mexican Peso ........       524,565         1/20/10              --        (43,269)
115,740,103   Mexican Peso ........     7,868,482         1/21/10              --       (711,244)
CONTRACTS TO SELL
  8,200,000   Euro ................    12,547,640         3/27/09       2,163,524             --
183,978,800   Mexican Peso ........    16,664,746         4/07/09       4,692,552             --
  3,446,350   U S Dollar ..........   433,137,268 KZT     4/27/09              --       (825,137)
167,925,352   Mexican Peso ........    15,279,832         5/07/09       4,417,047             --
 61,513,239   Mexican Peso ........     5,599,239         5/15/09       1,625,834             --
457,957,173   Mexican Peso ........    41,806,834         5/20/09      12,252,216             --


                             22 | Semiannual Report

Templeton Emerging Markets Income Fund

8. FORWARD EXCHANGE CONTRACTS (CONTINUED)

                                     CONTRACT        SETTLEMENT    UNREALIZED     UNREALIZED
                                     AMOUNT(a)          DATE      APPRECIATION   DEPRECIATION
                                   -----------       ----------   ------------   ------------
CONTRACTS TO SELL (CONTINUED)
 34,649,958   Mexican Peso ........  3,175,982         6/12/09     $   949,448    $        --
  1,327,555   Euro ................  6,572,393 MYR     6/16/09          90,520             --
  1,609,368   Euro ................  7,951,887 MYR     6/17/09         105,536             --
    180,829   Euro ................    264,878         8/18/09          35,803             --
 74,700,583   Mexican Peso ........  6,956,657         8/27/09       2,225,104             --
    725,485   Euro ................  1,013,684         9/10/09          94,503             --
    362,390   Euro ................    505,680         9/11/09          46,532             --
 13,012,157   Mexican Peso ........  1,157,459         9/15/09         335,985             --
    688,058   Euro ................    970,299         9/21/09          98,470             --
 39,897,968   Mexican Peso ........  3,467,579        10/01/09         955,746             --
 39,728,544   Mexican Peso ........  3,462,183        10/05/09         962,746             --
                                                                   -----------    -----------
Unrealized appreciation (depreciation) on forward exchange
   contracts ..................................................     31,075,633     (5,064,682)
                                                                   -----------    -----------
   NET UNREALIZED APPRECIATION (DEPRECIATION) ON FORWARD EXCHANGE
      CONTRACTS ...............................................    $26,010,951    $        --
                                                                   -----------    -----------

(a)  In U.S. Dollar unless otherwise indicated.

See Abbreviations on page 25.

9. INTEREST RATE SWAPS

At February 28, 2009, the Fund had the following interest rate swap contracts outstanding:

                 RECEIVE -             PAY -              NOTIONAL PRINCIPAL   EXPIRATION    UNREALIZED     UNREALIZED
COUNTER-PARTY   FIXED RATE         FLOATING RATE              AMOUNT(a)           DATE      APPRECIATION   DEPRECIATION
-------------   ----------   -------------------------   -------------------   ----------   ------------   ------------
Merrill Lynch      7.05%     Tasa Nominal Annual Rate     4,700,000,000 CLP      6/13/18     $1,781,037         $--
JPMorgan           7.06%     Tasa Nominal Annual Rate     1,568,000,000 CLP      6/13/18        595,615          --
Merrill Lynch      7.09%     Tasa Nominal Annual Rate     5,100,000,000 CLP      6/16/18      1,957,106          --
JPMorgan           7.15%     Tasa Nominal Annual Rate     1,600,000,000 CLP      6/18/18        625,599          --
JPMorgan           7.86%     Tasa Nominal Annual Rate       403,200,000 CLP      7/17/18        197,221          --
Merrill Lynch      9.03%     MXN Interbank Equilibrium
                             Interest Rate                  241,000,000 MXN      8/17/18        347,221          --
Merrill Lynch      9.10%     MXN Interbank Equilibrium
                             Interest Rate                   80,000,000 MXN      8/04/28         11,063          --
                                                                                             ----------         ---
      Unrealized appreciation (depreciation) on interest rate swap contracts ............    $5,514,862         $--
                                                                                             ----------         ---
      NET UNREALIZED APPRECIATION (DEPRECIATION) ON INTEREST RATE SWAP CONTRACTS ........    $5,514,862
                                                                                             ----------

(a)  In U.S. Dollar unless otherwise indicated.

See Abbreviations on page 25.

10. CREDIT RISK

The Fund has 48.21% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.


                             Semiannual Report | 23

Templeton Emerging Markets Income Fund

11. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

12. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), on September 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund's financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of February 28, 2009, in valuing the Fund's assets and liabilities carried at fair value:

                                         LEVEL 1        LEVEL 2     LEVEL 3       TOTAL
                                       -----------   ------------   -------   ------------
ASSETS:
   Investments in Securities .......   $25,100,104   $435,975,391     $--     $461,075,495
   Other Financial Instruments(a) ..            --     36,590,495      --       36,590,495
LIABILITIES:
   Other Financial Instruments(a) ..            --      5,064,682      --        5,064,682

(a) Other financial instruments include(s) net unrealized appreciation (depreciation) on forward exchange contracts and swaps.


                             24 | Semiannual Report

Templeton Emerging Markets Income Fund

13. NEW ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Fund believes applying the various provisions of SFAS 161 will not have a material impact on its financial statements.

ABBREVIATIONS

CURRENCY

BRL - Brazilian Real
CLP - Chilean Peso
EGP - Egyptian Pound
EUR - Euro
IDR - Indonesian Rupiah
KRW - South Korean Won
KZT - Kazakhstani Tenge
MXN - Mexican Peso
MYR - Malaysian Ringgit
PEN - Peruvian Nuevo Sol
PLN - Polish Zloty

SELECTED PORTFOLIO

FRN - Floating Rate Note
MTN - Medium Term Note


                             Semiannual Report | 25

Templeton Emerging Markets Income Fund

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each period on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

CERTIFICATIONS

The Fund's Chief Executive Officer - Finance and Administration is required by the New York Stock Exchange's Listing Standards to file semiannually with the Exchange a certification that she is not aware of any violation by the Fund of the Exchange's Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund's Chief Executive Officer - Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the U.S. Securities and Exchange Commission to provide certain certifications with respect to the Fund's Form N-CSR and Form N-CSRS (which include the Fund's annual and semiannual reports to shareholders) that are filed semiannually with the Commission. The Fund has filed such certifications with its Form N-CSR for the year ended August 31, 2008. Additionally, the Fund expects to file, on or about April 30, 2009, such certifications with its Form N-CSRS for the six months ended February 28, 2009.


                             26 | Semiannual Report

                      This page intentionally left blank.

                      This page intentionally left blank.

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT
(800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON FUNDS

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin Capital Growth Fund(1)
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund(3)
Franklin Small Cap Growth Fund(4)
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals
Fund Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(5)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(6)
NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-/INTERMEDIATE-TERM FUNDS
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(8)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(9)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) Effective 11/1/07, Franklin Aggressive Growth Fund changed its name to
     Franklin Growth Opportunities Fund. The fund's investment goal and strategy remained the same.

(4.) Effective 3/31/08, Franklin Small Cap Growth Fund II changed its name to
     Franklin Small Cap Growth Fund. The fund's investment goal and strategy remained the same.

(5.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(6.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7.) The fund invests primarily in insured municipal securities.

(8.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(9.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

12/08

                                               Not part of the semiannual report

(FRANKLIN TEMPLETON INVESTMENTS (R)LOGO)

100 Fountain Parkway
P.O. Box 33030
St. Petersburg, FL 33733-8030

SEMIANNUAL REPORT
TEMPLETON EMERGING MARKETS INCOME FUND

INVESTMENT MANAGER
Franklin Advisers, Inc.

TRANSFER AGENT
BNY Mellon Shareowner Services
P.O. Box 358035
Pittsburgh, PA 15252-8035
Toll free number: (800) 416-5585
Hearing Impaired phone number: (800) 231-5469
Foreign Shareholders phone number: (201) 680-6578 www.melloninvestor.com/isd

FUND INFORMATION
(800) 342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

TLTEI S2009 04/09


ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)   N/A

(d)   N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

     (2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.      N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Members of the Audit Committee are: Frank J. Crothers, David W. Niemiec, Ann Torre Bates and Constantine D. Tseretopoulos.

ITEM 6. SCHEDULE OF INVESTMENTS.  N/A

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies. The manager votes proxies solely in the interests of the Fund and its shareholders.

To assist it in analyzing proxies, the manager subscribes to RiskMetrics Group (RiskMetrics), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from RiskMetrics, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. As a matter of policy, the officers, directors/trustees and employees of the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of the manager's clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third party provider of proxy services; or send the proxy directly to the Fund with the manager's recommendation regarding the vote for approval. If the conflict is not resolved by the Fund, the Proxy Group may refer the matter, along with the recommended course of action by the manager, if any, to an interdepartmental Proxy Review Committee (which may include portfolio managers and/or research analysts employed by the manager), for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third party provider of proxy services; or send the proxy directly to the Fund. Where the Proxy Group or the Proxy Review Committee refers a matter to the Fund, it may rely upon the instructions of a representative of the Fund, such as the board of directors or a committee of the board.

Where a material conflict of interest has been identified, but the items on which the manager's vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) "Other Business" without describing the matters that might be considered, or (3) items the manager wishes to vote in opposition to the recommendations of an issuer's management, the Proxy Group may defer to the vote recommendations of the manager rather than sending the proxy directly to the Fund for approval.

To avoid certain potential conflicts of interest, the manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the 1940 Act, or pursuant to an SEC exemptive order; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order ("cash sweep arrangement"); or (3) when required pursuant to the Fund's governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the Fund's shares.

The recommendation of management on any issue is a factor that the manager considers in determining how proxies should be voted. However, the manager does not consider recommendations from management to be determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. The manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT AND DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. The manager believes that executive compensation should be directly linked to the performance of the company. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the manager conducts an independent review of each anti-takeover proposal. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to the manager's proxy voting decisions for international investments. However, the manager must be flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign issuers. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. If a security is on loan, the manager may determine that it is not in the best interests of the Fund to recall the security for voting purposes. Also, the manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954)527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.  N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON EMERGING MARKETS INCOME FUND

By /s/LAURA F. FERGERSON
  --------------------------------------
  Laura F. Fergerson
  Chief Executive Officer - Finance and
  Administration
Date:  April 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. FERGERSON
  --------------------------------------
  Laura F. Fergerson
  Chief Executive Officer - Finance and
  Administration
Date:  April 27, 2009

By /s/MARK H. OTANI
  -------------------------------------
  Mark H. Otani
  Chief Financial Officer and
  Chief Accounting Officer
Date:  April 27, 2009